Supplement dated September 1, 2023
to the following statutory prospectus(es):
Best of American Achiever Annuity dated May 1, 2023
This supplement updates certain information contained in your statutory prospectus. Please read and retain this supplement for future reference.
The following underlying mutual fund is available as an investment option in contracts for which good order applications were received before May 1, 2004:
Type	Underlying Mutual Fund and Adviser/Subadviser	Current Expenses	Average Annual Total Returns (as of 12/31/2022)
			1 year	5 year	10 year
Equity	AllianceBernstein Variable Products Series Fund, Inc. - AB VPS Relative Value Portfolio: Class B (formerly, AllianceBernstein Variable Products Series Fund, Inc. - AB VPS Growth and Income Portfolio: Class B) This underlying mutual fund is only available in contracts for which good order applications were received before May 1, 2004 Investment Advisor: AllianceBernstein L.P	0.84%	-4.42%	7.82%	11.10%
PROS-0748